EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
September 30, 2022

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2021 is derived from or agrees to audited financial information. During the 2021 first quarter, the Company changed its presentation of ‘income (loss) from operating affiliates’ on its consolidated statements of income for all periods presented to reclass such item from ‘other income (loss)’. The Company also changed its presentation of ‘investment in operating affiliates’ on its consolidated balance sheet for all periods presented to reclass such item from ‘other assets’. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire common equity and a warrant to purchase additional common equity of Somers Group Holdings Ltd. (formerly Watford Holdings Ltd.), (“Somers”). In accordance with GAAP, the Company consolidated the results of Somers in its financial statements. Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers, through June 30, 2021. As such, 100% of the results of Somers were included in the Company’s consolidated financial statements as of and for the periods ended June 30, 2021. The portion of Somers’ earnings owned by third parties was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ In addition, through June 30, 2021 the Company reflected Somers’ redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it will retain significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements and footnotes.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; including pandemics such as COVID-19; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; changes in the method for determining the London Inter-bank Offered Rate (“LIBOR”) and the replacement of LIBOR with alternative benchmark rates and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2022	2021	Change	2022	2021	Change
Underwriting results:
Gross premiums written	$3,860,683	$3,207,415	20.4%	$11,531,185	$9,602,213	20.1%
Net premiums written	2,723,774	2,075,929	31.2%	8,042,553	6,629,208	21.3%
Net premiums earned	2,470,750	1,929,337	28.1%	6,917,158	5,666,700	22.1%
Underwriting income (loss) (2)	68,797	173,745	(60.4)%	1,061,768	768,129	38.2%

Loss ratio	68.1%	63.5%	4.6	54.7%	58.8%	(4.1)
Acquisition expense ratio	18.1%	15.9%	2.2	17.9%	15.6%	2.3
Other operating expense ratio	11.1%	12.0%	(0.9)	12.2%	12.4%	(0.2)
Combined ratio	97.3%	91.4%	5.9	84.8%	86.8%	(2.0)

Net investment income	$128,640	$88,195	45.9%	$315,468	$256,354	23.1%
Per diluted share	$0.34	$0.22	54.5%	$0.83	$0.63	31.7%

Net income available to Arch common shareholders	$6,917	$388,751	(98.2)%	$586,693	$1,480,324	(60.4)%
Per diluted share	$0.02	$0.98	(98.0)%	$1.55	$3.66	(57.7)%

After-tax operating income available to Arch common shareholders (2)	$105,972	$294,688	(64.0)%	$1,034,467	$941,673	9.9%
Per diluted share	$0.28	$0.74	(62.2)%	$2.73	$2.33	17.2%

Comprehensive income (loss) available to Arch	$(616,461)	$239,078	(357.8)%	$(1,209,982)	$1,093,872	(210.6)%

Net cash provided by operating activities	$1,379,749	$1,014,979	35.9%	$2,833,717	$2,580,697	9.8%

Weighted average common shares and common share equivalents outstanding — diluted	373,727,277	397,903,347	(6.1)%	378,373,180	404,260,485	(6.4)%

Financial measures:
Change in book value per common share during period	(5.4)%	1.3%	(6.7)	(11.5)%	7.0%	(18.5)

Annualized net income return on average common equity	0.2%	12.3%	(12.1)	6.6%	15.9%	(9.3)
Annualized operating return on average common equity (2)	3.8%	9.3%	(5.5)	11.6%	10.1%	1.5

Total return on investments (3)	(3.01)%	0.01%	-302 bps	(8.83)%	1.50%	-1033 bps

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)See ‘Comments on Regulation G’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(3)Total return on investments includes investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Revenues
Net premiums earned	$2,470,750	$2,325,775	$2,120,633	$2,083,630	$1,929,337	$6,917,158	$5,998,668
Net investment income	128,640	106,392	80,436	90,454	88,195	315,468	298,664
Net realized gains (losses)	(183,673)	(266,579)	(292,414)	59,517	(25,040)	(742,666)	320,328
Other underwriting income	3,077	2,970	5,897	3,160	7,274	11,944	18,913
Equity in net income (loss) of investment funds accounted for using the equity method	(18,861)	58,061	36,305	67,132	105,398	75,505	299,270
Other income (loss)	(13,684)	(11,777)	(9,025)	9,093	(3,960)	(34,486)	1,151
Total revenues	2,386,249	2,214,842	1,941,832	2,312,986	2,101,204	6,542,923	6,936,994

Expenses
Losses and loss adjustment expenses	(1,682,696)	(1,102,656)	(1,000,835)	(995,853)	(1,226,019)	(3,786,187)	(3,588,950)
Acquisition expenses	(447,587)	(413,319)	(378,159)	(357,539)	(306,015)	(1,239,065)	(945,639)
Other operating expenses	(274,747)	(277,392)	(289,943)	(261,787)	(230,832)	(842,082)	(736,808)
Corporate expenses	(17,710)	(27,620)	(32,332)	(18,150)	(19,672)	(77,662)	(61,007)
Amortization of intangible assets	(26,104)	(27,207)	(27,167)	(33,132)	(20,135)	(80,478)	(49,823)
Interest expense	(33,063)	(32,795)	(32,708)	(32,248)	(33,176)	(98,566)	(107,222)
Net foreign exchange gains (losses)	90,509	87,775	3,845	3,163	36,078	182,129	38,366
Total expenses	(2,391,398)	(1,793,214)	(1,757,299)	(1,695,546)	(1,799,771)	(5,941,911)	(5,451,083)

Income (loss) before income taxes and income (loss) from operating affiliates	(5,149)	421,628	184,533	617,440	301,433	601,012	1,485,911
Income tax (expense) benefit	14,900	(22,323)	(11,619)	(34,406)	(4,137)	(19,042)	(94,176)
Income (loss) from operating affiliates	8,507	4,640	24,518	40,641	124,119	37,665	224,052
Net income (loss)	18,258	403,945	197,432	623,675	421,415	619,635	1,615,787
Net (income) loss attributable to noncontrolling interests	(1,157)	399	(1,632)	(410)	(1,473)	(2,390)	(82,203)
Net income (loss) attributable to Arch	17,101	404,344	195,800	623,265	419,942	617,245	1,533,584
Preferred dividends	(10,184)	(10,184)	(10,184)	(10,184)	(16,090)	(30,552)	(38,159)
Loss on redemption of preferred shares	—	—	—	—	(15,101)	—	(15,101)
Net income (loss) available to Arch common shareholders	$6,917	$394,160	$185,616	$613,081	$388,751	$586,693	$1,480,324

Comprehensive income (loss) available to Arch	$(616,461)	$(204,476)	$(389,045)	$509,482	$239,078	$(1,209,982)	$1,093,872

Net income (loss) per common share and common share equivalent
Basic	$0.02	$1.07	$0.50	$1.62	$1.00	$1.59	$3.74
Diluted	$0.02	$1.04	$0.48	$1.58	$0.98	$1.55	$3.66

Weighted average common shares and common share equivalents outstanding
Basic	365,190,527	369,241,193	374,243,812	379,431,442	389,274,220	369,525,348	395,899,591
Diluted	373,727,277	377,952,988	384,194,363	388,869,378	397,903,347	378,373,180	404,260,485

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Assets
Investments:
Fixed maturities available for sale, at fair value	$18,120,727	$17,585,029	$17,648,853	$17,998,109	$16,768,363
Short-term investments available for sale, at fair value	1,940,857	2,227,874	2,332,624	1,734,716	3,069,965
Equity securities, at fair value	809,869	772,689	1,002,572	1,804,170	1,790,640
Other investments	1,578,751	1,634,368	1,686,666	1,973,550	2,043,970
Investments accounted for using the equity method	3,565,946	3,496,341	3,325,543	3,077,611	2,741,293
Total investments	26,016,150	25,716,301	25,996,258	26,588,156	26,414,231
Cash	813,583	813,548	812,917	858,668	1,137,721
Accrued investment income	116,263	116,102	82,607	85,453	75,832
Investment in operating affiliates	891,212	967,603	1,144,255	1,135,655	1,111,825
Premiums receivable	3,579,380	3,634,182	3,223,504	2,633,280	2,807,720
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	6,356,456	5,938,511	5,941,000	5,880,735	5,358,852
Contractholder receivables	1,735,730	1,758,018	1,810,199	1,828,691	1,824,990
Ceded unearned premiums	2,115,539	2,123,915	1,951,960	1,729,455	1,824,910
Deferred acquisition costs	1,122,711	1,069,845	1,001,866	901,841	893,665
Receivable for securities sold	27,042	157,329	116,633	60,179	84,019
Goodwill and intangible assets	806,655	868,014	926,427	944,983	963,322
Other assets	2,756,383	2,555,826	2,670,315	2,453,849	2,286,649
Total assets	$46,337,104	$45,719,194	$45,677,941	$45,100,945	$44,783,736

Liabilities
Reserve for losses and loss adjustment expenses	$19,288,291	$18,194,324	$18,109,107	$17,757,156	$17,331,047
Unearned premiums	7,271,279	7,145,297	6,737,779	6,011,942	6,165,114
Reinsurance balances payable	1,669,592	1,634,700	1,510,906	1,583,253	1,403,929
Contractholder payables	1,738,089	1,761,023	1,813,930	1,832,127	1,828,474
Collateral held for insured obligations	254,720	251,063	244,502	242,352	254,259
Senior notes	2,725,153	2,724,896	2,724,642	2,724,394	2,724,149
Payable for securities purchased	174,769	292,106	176,452	64,850	357,531
Other liabilities	1,411,193	1,289,760	1,431,271	1,329,742	1,321,470
Total liabilities	34,533,086	33,293,169	32,748,589	31,545,816	31,385,973

Redeemable noncontrolling interests	8,908	8,459	9,763	9,233	10,237

Shareholders’ equity
Non-cumulative preferred shares	830,000	830,000	830,000	830,000	830,000
Common shares	652	652	651	648	648
Additional paid-in capital	2,186,599	2,170,661	2,134,241	2,085,075	2,061,906
Retained earnings	15,042,561	15,035,644	14,641,484	14,455,868	13,842,787
Accumulated other comprehensive income (loss), net of deferred income tax	(1,891,827)	(1,258,265)	(649,445)	(64,600)	49,184
Common shares held in treasury, at cost	(4,372,875)	(4,361,126)	(4,037,342)	(3,761,095)	(3,396,999)
Total shareholders’ equity	11,795,110	12,417,566	12,919,589	13,545,896	13,387,526
Total liabilities, noncontrolling interests and shareholders’ equity	$46,337,104	$45,719,194	$45,677,941	$45,100,945	$44,783,736

Common shares and common share equivalents outstanding, net of treasury shares	369,321,990	369,346,815	375,730,891	378,923,894	387,257,752
Book value per common share (1)	$29.69	$31.37	$32.18	$33.56	$32.43
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Non-cumulative preferred shares
Balance at beginning of period	$830,000	$830,000	$830,000	$830,000	$1,280,000	$830,000	$780,000
Preferred shares issued	—	—	—	—	—	—	500,000
Preferred shares redeemed	—	—	—	—	(450,000)	—	(450,000)
Balance at beginning and end of period	$830,000	$830,000	$830,000	$830,000	$830,000	$830,000	$830,000

Common shares
Balance at beginning of period	652	651	648	648	647	648	643
Common shares issued, net	—	1	3	—	1	4	5
Balance at end of period	652	652	651	648	648	652	648

Additional paid-in capital
Balance at beginning of period	2,170,661	2,134,241	2,085,075	2,061,906	2,028,919	2,085,075	1,977,794
Issue costs on preferred shares	—	—	—	—	—	—	(14,179)
Reversal of original issue costs on redeemed preferred shares	—	—	—	—	15,101	—	15,101
Amortization of share-based compensation	13,518	21,137	45,368	14,774	14,216	80,023	71,279
All other	2,420	15,283	3,798	8,395	3,670	21,501	11,911
Balance at end of period	2,186,599	2,170,661	2,134,241	2,085,075	2,061,906	2,186,599	2,061,906

Retained earnings
Balance at beginning of period	15,035,644	14,641,484	14,455,868	13,842,787	13,454,036	14,455,868	12,362,463
Net income	18,258	403,945	197,432	623,675	421,415	619,635	1,615,787
Amounts attributable to noncontrolling interests	(1,157)	399	(1,632)	(410)	(1,473)	(2,390)	(82,203)
Preferred share dividends	(10,184)	(10,184)	(10,184)	(10,184)	(16,090)	(30,552)	(38,159)
Loss on redemption of preferred shares	—	—	—	—	(15,101)	—	(15,101)
Balance at end of period	15,042,561	15,035,644	14,641,484	14,455,868	13,842,787	15,042,561	13,842,787

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(1,258,265)	(649,445)	(64,600)	49,184	230,048	(64,600)	488,895
Change in unrealized appreciation (decline) in value of available-for-sale investments	(563,174)	(540,295)	(582,077)	(103,391)	(147,825)	(1,685,546)	(384,418)
Change in foreign currency translation adjustments	(70,388)	(68,525)	(2,768)	(10,393)	(33,039)	(141,681)	(55,293)
Balance at end of period	(1,891,827)	(1,258,265)	(649,445)	(64,600)	49,184	(1,891,827)	49,184

Common shares held in treasury, at cost
Balance at beginning of period	(4,361,126)	(4,037,342)	(3,761,095)	(3,396,999)	(3,007,578)	(3,761,095)	(2,503,909)
Shares repurchased for treasury	(11,749)	(323,784)	(276,247)	(364,096)	(389,421)	(611,780)	(893,090)
Balance at end of period	(4,372,875)	(4,361,126)	(4,037,342)	(3,761,095)	(3,396,999)	(4,372,875)	(3,396,999)

Total shareholders’ equity	$11,795,110	$12,417,566	$12,919,589	$13,545,896	$13,387,526	$11,795,110	$13,387,526

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Operating Activities
Net income (loss)	$18,258	$403,945	$197,432	$623,675	$421,415	$619,635	$1,615,787
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	187,407	266,060	289,213	(60,054)	11,736	742,680	(367,313)
Equity in net (income) or loss of investment. funds accounted for using the equity method and other income or loss	62,590	55,235	(11,420)	(91,400)	(191,622)	106,405	(372,650)
Amortization of intangible assets	26,104	27,207	27,167	33,132	20,135	80,478	49,823
Share-based compensation	13,511	21,139	45,379	14,791	14,739	80,029	72,303
Changes in:
Reserve for losses and loss adjustment expenses, net	918,602	358,528	275,954	213,979	599,706	1,553,084	1,548,211
Unearned premiums, net	253,024	358,864	513,507	(49,203)	146,592	1,125,395	985,242
Premiums receivable	(9,951)	(485,099)	(600,691)	161,884	(65,707)	(1,095,741)	(847,098)
Deferred acquisition costs	(68,466)	(76,912)	(96,999)	(15,277)	(33,073)	(242,377)	(247,966)
Reinsurance balances payable	56,323	146,117	(74,022)	(118,506)	287,110	128,418	618,571
Other items, net	(77,653)	(172,679)	(13,957)	86,983	(196,052)	(264,289)	(427,359)
Net cash provided by operating activities	1,379,749	902,405	551,563	800,004	1,014,979	2,833,717	2,627,551
Investing Activities
Purchases of fixed maturity investments	(3,359,345)	(2,978,292)	(6,727,665)	(5,581,835)	(6,315,639)	(13,065,302)	(29,870,023)
Purchases of equity securities	(131,160)	(246,958)	(408,615)	(196,529)	(358,177)	(786,733)	(978,951)
Purchases of other investments	(349,715)	(303,725)	(616,659)	(509,040)	(316,922)	(1,270,099)	(1,350,056)
Proceeds from sales of fixed maturity investments	1,911,450	2,025,616	6,053,352	3,509,653	6,937,404	9,990,418	30,067,792
Proceeds from sales of equity securities	49,596	389,956	1,100,256	222,512	153,343	1,539,808	695,633
Proceeds from sales, redemptions and maturities of other investments	212,346	292,992	570,341	277,614	715,370	1,075,679	1,487,919
Proceeds from redemptions and maturities of fixed maturity investments	133,791	203,320	240,753	394,343	428,576	577,864	1,234,412
Net settlements of derivative instruments	(61,509)	(42,328)	(2,510)	27,758	(85,116)	(106,347)	(67,830)
Net (purchases) sales of short-term investments	288,012	70,760	(510,752)	1,338,070	(794,712)	(151,980)	(1,172,798)
Change in cash collateral related to securities lending	—	—	—	—	826	—	—
Purchase of operating affiliate, net	—	—	—	—	(207,567)	—	(753,916)
Impact of the deconsolidation of a variable interest entity	—	—	—	—	(349,202)	—	(349,202)
Purchases of fixed assets	(14,553)	(12,060)	(11,770)	(6,987)	(10,822)	(38,383)	(34,407)
Other	29,968	97,836	550	(162,007)	(156,968)	128,354	(361,857)
Net cash provided by (used for) investing activities	(1,291,119)	(502,883)	(312,719)	(686,448)	(359,606)	(2,106,721)	(1,453,284)
Financing Activities
Proceeds from issuance of preferred shares, net	—	—	—	—	—	—	485,821
Redemption of preferred shares	—	—	—	—	(450,000)	—	(450,000)
Purchases of common shares under share repurchase program	(10,147)	(320,688)	(254,988)	(362,097)	(386,882)	(585,823)	(872,197)
Proceeds from common shares issued, net	1,202	13,195	(17,260)	6,137	96	(2,863)	281
Change in cash collateral related to securities lending	—	—	—	—	(826)	—	—
Change in third party investment in non-redeemable noncontrolling interests	—	—	—	—	—	—	15,971
Dividends paid to redeemable noncontrolling interests	—	—	—	—	—	—	(1,907)
Other	(2,632)	(130,866)	48,859	18,474	(49,391)	(84,639)	(21,752)
Preferred dividends paid	(10,184)	(10,184)	(10,184)	(10,184)	(17,291)	(30,552)	(38,096)
Net cash provided by (used for) financing activities	(21,761)	(448,543)	(233,573)	(347,670)	(904,294)	(703,877)	(881,879)
Effects of exchange rate changes on foreign currency cash and restricted cash	(36,776)	(38,866)	(3,924)	(24)	(20,633)	(79,566)	(34,023)
Increase (decrease) in cash and restricted cash	30,093	(87,887)	1,347	(234,138)	(269,554)	(56,447)	258,365
Cash and restricted cash, beginning of period	1,228,231	1,316,118	1,314,771	1,548,909	1,818,463	1,314,771	1,290,544
Cash and restricted cash, end of period	$1,258,324	$1,228,231	$1,316,118	$1,314,771	$1,548,909	$1,258,324	$1,548,909
Income taxes paid (received)	$72,930	$119,616	$9,005	$84,371	$61,343	$201,551	$202,439
Interest paid	$416	$63,948	$648	$63,498	$1,104	$65,012	$75,803
Net cash provided by operating activities, excluding the ‘other’ segment	$1,379,749	$902,405	$551,563	$800,004	$1,014,979	$2,833,717	$2,580,697

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate segment. The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chief Executive Officer of Arch, the Chief Financial Officer and Treasurer of Arch and the President and Chief Underwriting Officer of Arch. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three core underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•    Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).
•    Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.
•    Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.
•    Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes, cyber insurance, and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.
•    Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.
•    Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.
•    Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.
•    Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Reinsurance agreements are typically offered on a proportional and/or excess of loss basis and provide coverage to ceding company clients for specific underlying written policies. Product lines include:
•Casualty: provides coverage on third party liability exposures including, among others, executive assurance, professional liability, excess and umbrella liability, excess motor and healthcare business, and workers’ compensation. Business is assumed primarily on a treaty basis, with some facultative coverages also offered.
•Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.
•Other specialty: provides coverage for proportional motor reinsurance, whole account multi-line treaties, cyber, trade credit and surety, accident and health, workers’ compensation catastrophe, agriculture and political risk, among others.
•Property catastrophe: provides protection for most types of catastrophic losses, including hurricane, earthquake, flood, tornado, hail and fire, and for other perils on a case-by-case basis. Excess of loss coverages are triggered when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.
•Property excluding property catastrophe: provides coverage for personal lines and/or commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on either a treaty or facultative basis.
•Other: includes life reinsurance business, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.
Mortgage Segment
The mortgage segment includes the Company’s underwriting units which offer mortgage insurance and reinsurance products on a worldwide basis. Underwriting units include:
•U.S. primary mortgage insurance: offers private mortgage insurance through Arch Mortgage Insurance Company and United Guaranty Residential Insurance Company (combined “Arch MI U.S.”), both approved eligible mortgage insurers by Fannie Mae and Freddie Mac. Arch MI U.S. also includes Arch Mortgage Guaranty Company, which is not a government sponsored enterprise (“GSE”) approved entity.
•U.S. credit risk transfer (“CRT”) and other: underwrites CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.
•International mortgage insurance/reinsurance: underwrites mortgage insurance and reinsurance outside of the U.S.
Corporate Segment
The corporate segment results include net investment income, net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, other income (loss), corporate expenses, transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.
Other Segment
Through June 30, 2021, the ‘other’ segment included the results of Somers. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers. As such, the Company consolidated the results of Somers in its consolidated financial statements through June 30, 2021. The portion of Somers’ earnings attributable to third party investors was recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss. In July 2021, the Company announced the completion of the previously disclosed acquisition of Somers by Greysbridge. Based on the governing documents of Greysbridge, the Company has concluded that, while it retains significant influence over Somers, Somers no longer constitutes a variable interest entity. Accordingly, effective July 1, 2021, Arch no longer consolidates the results of Somers in its consolidated financial statements.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2022
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,862,026	$1,639,061	$362,409	$3,860,683	$—	$3,860,683
Premiums ceded	(493,267)	(560,225)	(86,230)	(1,136,909)	—	(1,136,909)
Net premiums written	1,368,759	1,078,836	276,179	2,723,774	—	2,723,774
Change in unearned premiums	(181,851)	(77,062)	5,889	(253,024)	—	(253,024)
Net premiums earned	1,186,908	1,001,774	282,068	2,470,750	—	2,470,750
Other underwriting income (loss)	—	452	2,625	3,077	—	3,077
Losses and loss adjustment expenses	(822,663)	(927,911)	67,878	(1,682,696)	—	(1,682,696)
Acquisition expenses	(232,469)	(208,425)	(6,693)	(447,587)	—	(447,587)
Other operating expenses	(165,499)	(62,777)	(46,471)	(274,747)	—	(274,747)
Underwriting income (loss)	$(33,723)	$(196,887)	$299,407	68,797	—	68,797

Net investment income				128,640	—	128,640
Net realized gains (losses)				(183,673)	—	(183,673)
Equity in net income (loss) of investment funds accounted for using the equity method				(18,861)	—	(18,861)
Other income (loss)				(13,684)	—	(13,684)
Corporate expenses (2)				(17,634)	—	(17,634)
Transaction costs and other (2)				(76)	—	(76)
Amortization of intangible assets				(26,104)	—	(26,104)
Interest expense				(33,063)	—	(33,063)
Net foreign exchange gains (losses)				90,509	—	90,509
Income (loss) before income taxes and income (loss) from operating affiliates				(5,149)	—	(5,149)
Income tax (expense) benefit				14,900	—	14,900
Income (loss) from operating affiliates				8,507	—	8,507
Net income (loss)				18,258	—	18,258
Dividends attributable to redeemable noncontrolling interests				(1,157)	—	(1,157)
Net income (loss) available to Arch				17,101	—	17,101
Preferred dividends				(10,184)	—	(10,184)
Net income (loss) available to Arch common shareholders				$6,917	$—	$6,917

Underwriting Ratios
Loss ratio	69.3%	92.6%	(24.1)%	68.1%	—%	68.1%
Acquisition expense ratio	19.6%	20.8%	2.4%	18.1%	—%	18.1%
Other operating expense ratio	13.9%	6.3%	16.5%	11.1%	—%	11.1%
Combined ratio	102.8%	119.7%	(5.2)%	97.3%	—%	97.3%

Net premiums written to gross premiums written	73.5%	65.8%	76.2%	70.6%	—%	70.6%

Total investable assets				$26,682,006	$—	$26,682,006
Total assets				46,337,104	—	46,337,104
Total liabilities				34,533,086	—	34,533,086
(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	September 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$1,596,619	$1,251,760	$360,934	$3,207,415	$—	$3,207,415
Premiums ceded	(442,806)	(630,371)	(60,207)	(1,131,486)	—	(1,131,486)
Net premiums written	1,153,813	621,389	300,727	2,075,929	—	2,075,929
Change in unearned premiums	(215,143)	57,313	11,238	(146,592)	—	(146,592)
Net premiums earned	938,670	678,702	311,965	1,929,337	—	1,929,337
Other underwriting income (loss)	—	3,293	3,981	7,274	—	7,274
Losses and loss adjustment expenses	(668,630)	(545,846)	(11,543)	(1,226,019)	—	(1,226,019)
Acquisition expenses	(152,467)	(129,450)	(24,098)	(306,015)	—	(306,015)
Other operating expenses	(138,931)	(45,647)	(46,254)	(230,832)	—	(230,832)
Underwriting income (loss)	$(21,358)	$(38,948)	$234,051	173,745	—	173,745

Net investment income				88,195	—	88,195
Net realized gains (losses)				(25,040)	—	(25,040)
Equity in net income (loss) of investment funds accounted for using the equity method				105,398	—	105,398
Other income (loss)				(3,960)	—	(3,960)
Corporate expenses (2)				(18,636)	—	(18,636)
Transaction costs and other (2)				(1,036)	—	(1,036)
Amortization of intangible assets				(20,135)	—	(20,135)
Interest expense				(33,176)	—	(33,176)
Net foreign exchange gains (losses)				36,078	—	36,078
Income (loss) before income taxes and income (loss) from operating affiliates				301,433	—	301,433
Income tax (expense) benefit				(4,137)	—	(4,137)
Income (loss) from operating affiliates				124,119	—	124,119
Net income (loss)				421,415	—	421,415
Dividends attributable to redeemable noncontrolling interests				(1,473)	—	(1,473)
Net income (loss) available to Arch				419,942	—	419,942
Preferred dividends				(16,090)	—	(16,090)
Net income (loss) available to Arch common shareholders				$388,751	$—	$388,751

Underwriting Ratios
Loss ratio	71.2%	80.4%	3.7%	63.5%	—%	63.5%
Acquisition expense ratio	16.2%	19.1%	7.7%	15.9%	—%	15.9%
Other operating expense ratio	14.8%	6.7%	14.8%	12.0%	—%	12.0%
Combined ratio	102.2%	106.2%	26.2%	91.4%	—%	91.4%

Net premiums written to gross premiums written	72.3%	49.6%	83.3%	64.7%	—%	64.7%

Total investable assets				$27,278,440	$—	$27,278,440
Total assets				44,783,736	—	44,783,736
Total liabilities				31,385,973	—	31,385,973

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2022
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$5,286,798	$5,151,401	$1,099,144	$11,531,185	$—	$11,531,185
Premiums ceded	(1,482,886)	(1,770,807)	(241,097)	(3,488,632)	—	(3,488,632)
Net premiums written	3,803,912	3,380,594	858,047	8,042,553	—	8,042,553
Change in unearned premiums	(488,164)	(646,421)	9,190	(1,125,395)	—	(1,125,395)
Net premiums earned	3,315,748	2,734,173	867,237	6,917,158	—	6,917,158
Other underwriting income (loss)	—	5,814	6,130	11,944	—	11,944
Losses and loss adjustment expenses	(2,053,161)	(1,920,189)	187,163	(3,786,187)	—	(3,786,187)
Acquisition expenses	(641,807)	(569,915)	(27,343)	(1,239,065)	—	(1,239,065)
Other operating expenses	(493,412)	(198,606)	(150,064)	(842,082)	—	(842,082)
Underwriting income (loss)	$127,368	$51,277	$883,123	1,061,768	—	1,061,768

Net investment income				315,468	—	315,468
Net realized gains (losses)				(742,666)	—	(742,666)
Equity in net income (loss) of investment funds accounted for using the equity method				75,505	—	75,505
Other income (loss)				(34,486)	—	(34,486)
Corporate expenses (2)				(76,928)	—	(76,928)
Transaction costs and other (2)				(734)	—	(734)
Amortization of intangible assets				(80,478)	—	(80,478)
Interest expense				(98,566)	—	(98,566)
Net foreign exchange gains (losses)				182,129	—	182,129
Income (loss) before income taxes and income (loss) from operating affiliates				601,012	—	601,012
Income tax (expense) benefit				(19,042)	—	(19,042)
Income (loss) from operating affiliates				37,665	—	37,665
Net income (loss)				619,635	—	619,635
Dividends attributable to redeemable noncontrolling interests				(2,390)	—	(2,390)
Net income (loss) available to Arch				617,245	—	617,245
Preferred dividends				(30,552)	—	(30,552)
Net income (loss) available to Arch common shareholders				$586,693	$—	$586,693

Underwriting Ratios
Loss ratio	61.9%	70.2%	(21.6)%	54.7%	—%	54.7%
Acquisition expense ratio	19.4%	20.8%	3.2%	17.9%	—%	17.9%
Other operating expense ratio	14.9%	7.3%	17.3%	12.2%	—%	12.2%
Combined ratio	96.2%	98.3%	(1.1)%	84.8%	—%	84.8%

Net premiums written to gross premiums written	72.0%	65.6%	78.1%	69.7%	—%	69.7%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Nine Months Ended
	September 30, 2021
	Insurance	Reinsurance	Mortgage	Sub-total (Core)	Other	Total
Gross premiums written (1)	$4,381,372	$4,080,840	$1,143,691	$9,602,213	$457,465	$9,890,912
Premiums ceded	(1,269,165)	(1,535,607)	(171,923)	(2,973,005)	(102,763)	(2,907,002)
Net premiums written	3,112,207	2,545,233	971,768	6,629,208	354,702	6,983,910
Change in unearned premiums	(488,636)	(484,607)	10,735	(962,508)	(22,734)	(985,242)
Net premiums earned	2,623,571	2,060,626	982,503	5,666,700	331,968	5,998,668
Other underwriting income (loss)	—	3,148	15,026	18,174	739	18,913
Losses and loss adjustment expenses	(1,750,257)	(1,494,539)	(85,112)	(3,329,908)	(259,042)	(3,588,950)
Acquisition expenses	(417,541)	(381,060)	(84,297)	(882,898)	(62,741)	(945,639)
Other operating expenses	(409,386)	(150,856)	(143,697)	(703,939)	(32,869)	(736,808)
Underwriting income (loss)	$46,387	$37,319	$684,423	768,129	(21,945)	746,184

Net investment income				256,354	42,310	298,664
Net realized gains (losses)				239,690	80,638	320,328
Equity in net income (loss) of investment funds accounted for using the equity method				299,270	—	299,270
Other income (loss)				1,151	—	1,151
Corporate expenses (2)				(59,279)	—	(59,279)
Transaction costs and other (2)				(793)	(935)	(1,728)
Amortization of intangible assets				(48,925)	(898)	(49,823)
Interest expense				(98,812)	(8,410)	(107,222)
Net foreign exchange gains (losses)				39,691	(1,325)	38,366
Income (loss) before income taxes and income (loss) from operating affiliates				1,396,476	89,435	1,485,911
Income tax (expense) benefit				(93,942)	(234)	(94,176)
Income (loss) from operating affiliates				224,052	—	224,052
Net income (loss)				1,526,586	89,201	1,615,787
Dividends attributable to redeemable noncontrolling interests				(1,936)	(1,953)	(3,889)
Amounts attributable to nonredeemable noncontrolling interests				—	(78,314)	(78,314)
Net income (loss) available to Arch				1,524,650	8,934	1,533,584
Preferred dividends				(38,159)	—	(38,159)
Loss on redemption of preferred shares				(15,101)	—	(15,101)
Net income (loss) available to Arch common shareholders				$1,471,390	$8,934	$1,480,324

Underwriting Ratios
Loss ratio	66.7%	72.5%	8.7%	58.8%	78.0%	59.8%
Acquisition expense ratio	15.9%	18.5%	8.6%	15.6%	18.9%	15.8%
Other operating expense ratio	15.6%	7.3%	14.6%	12.4%	9.9%	12.3%
Combined ratio	98.2%	98.3%	31.9%	86.8%	106.8%	87.9%

Net premiums written to gross premiums written	71.0%	62.4%	85.0%	69.0%	77.5%	70.6%

(1)    Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.
(2)    Certain expenses have been excluded from ‘corporate expenses’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Regulation G’ for a further discussion of such items.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Gross premiums written	$1,862,026	$1,705,167	$1,719,605	$1,486,362	$1,596,619	$5,286,798	$4,381,372
Premiums ceded	(493,267)	(476,910)	(512,709)	(450,376)	(442,806)	(1,482,886)	(1,269,165)
Net premiums written	1,368,759	1,228,257	1,206,896	1,035,986	1,153,813	3,803,912	3,112,207
Change in unearned premiums	(181,851)	(126,113)	(180,200)	(33,089)	(215,143)	(488,164)	(488,636)
Net premiums earned	1,186,908	1,102,144	1,026,696	1,002,897	938,670	3,315,748	2,623,571
Losses and loss adjustment expenses	(822,663)	(629,759)	(600,739)	(594,108)	(668,630)	(2,053,161)	(1,750,257)
Acquisition expenses	(232,469)	(213,688)	(195,650)	(188,724)	(152,467)	(641,807)	(417,541)
Other operating expenses	(165,499)	(161,088)	(166,825)	(149,520)	(138,931)	(493,412)	(409,386)
Underwriting income (loss)	$(33,723)	$97,609	$63,482	$70,545	$(21,358)	$127,368	$46,387

Underwriting Ratios
Loss ratio	69.3%	57.1%	58.5%	59.2%	71.2%	61.9%	66.7%
Acquisition expense ratio	19.6%	19.4%	19.1%	18.8%	16.2%	19.4%	15.9%
Other operating expense ratio	13.9%	14.6%	16.2%	14.9%	14.8%	14.9%	15.6%
Combined ratio	102.8%	91.1%	93.8%	92.9%	102.2%	96.2%	98.2%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	13.4%	1.5%	3.1%	2.0%	12.2%	6.2%	7.0%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(0.1)%	(0.4)%	(0.1)%	(0.3)%	(0.5)%	(0.2)%	(0.5)%
Combined ratio excluding catastrophic activity and prior year development (1)	89.5%	90.0%	90.8%	91.2%	90.5%	90.2%	91.7%

Net premiums written to gross premiums written	73.5%	72.0%	70.2%	69.7%	72.3%	72.0%	71.0%

(1)See ‘Comments on Regulation G’ for further discussion.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2022		2022		2022		2021		2021		2022		2021
Net premiums written
Professional Lines	$412,173	30.1%	$349,402	28.4%	$347,841	28.8%	$373,752	36.1%	$310,185	26.9%	$1,109,416	29.2%	$803,392	25.8%
Property, energy, marine and aviation	241,357	17.6%	245,724	20.0%	200,661	16.6%	158,120	15.3%	205,021	17.8%	687,742	18.1%	564,462	18.1%
Programs	189,263	13.8%	163,339	13.3%	129,401	10.7%	92,002	8.9%	196,048	17.0%	482,003	12.7%	503,822	16.2%
Excess and surplus casualty	110,917	8.1%	120,509	9.8%	100,289	8.3%	101,199	9.8%	98,320	8.5%	331,715	8.7%	258,259	8.3%
Travel, accident and health	107,434	7.8%	105,970	8.6%	165,332	13.7%	79,176	7.6%	62,837	5.4%	378,736	10.0%	226,214	7.3%
Construction and national accounts	98,381	7.2%	100,656	8.2%	135,683	11.2%	98,468	9.5%	102,294	8.9%	334,720	8.8%	333,484	10.7%
Lenders products	41,889	3.1%	36,042	2.9%	25,232	2.1%	32,833	3.2%	38,905	3.4%	103,163	2.7%	114,151	3.7%
Other	167,345	12.2%	106,615	8.7%	102,457	8.5%	100,436	9.7%	140,203	12.2%	376,417	9.9%	308,423	9.9%
Total	$1,368,759	100.0%	$1,228,257	100.0%	$1,206,896	100.0%	$1,035,986	100.0%	$1,153,813	100.0%	$3,803,912	100.0%	$3,112,207	100.0%

Underwriting location
United States	$915,833	66.9%	$842,851	68.6%	$794,662	65.8%	$680,840	65.7%	$797,395	69.1%	$2,553,346	67.1%	$2,132,199	68.5%
Europe	380,063	27.8%	316,363	25.8%	357,897	29.7%	292,591	28.2%	301,877	26.2%	1,054,323	27.7%	832,601	26.8%
Other	72,863	5.3%	69,043	5.6%	54,337	4.5%	62,555	6.0%	54,541	4.7%	196,243	5.2%	147,407	4.7%
Total	$1,368,759	100.0%	$1,228,257	100.0%	$1,206,896	100.0%	$1,035,986	100.0%	$1,153,813	100.0%	$3,803,912	100.0%	$3,112,207	100.0%

Net premiums earned
Professional Lines	$341,833	28.8%	$314,115	28.5%	$289,813	28.2%	$280,041	27.9%	$249,007	26.5%	$945,761	28.5%	$662,776	25.3%
Property, energy, marine and aviation	202,483	17.1%	180,663	16.4%	174,335	17.0%	179,566	17.9%	178,167	19.0%	557,481	16.8%	488,326	18.6%
Programs	150,453	12.7%	148,681	13.5%	139,809	13.6%	137,754	13.7%	137,299	14.6%	438,943	13.2%	369,113	14.1%
Excess and surplus casualty	100,175	8.4%	98,369	8.9%	90,761	8.8%	85,713	8.5%	84,048	9.0%	289,305	8.7%	232,314	8.9%
Travel, accident and health	133,445	11.2%	130,185	11.8%	104,630	10.2%	87,212	8.7%	56,102	6.0%	368,260	11.1%	168,378	6.4%
Construction and national accounts	109,905	9.3%	98,831	9.0%	97,468	9.5%	98,510	9.8%	104,261	11.1%	306,204	9.2%	317,597	12.1%
Lenders products	33,253	2.8%	27,594	2.5%	30,588	3.0%	34,451	3.4%	33,030	3.5%	91,435	2.8%	119,507	4.6%
Other	115,361	9.7%	103,706	9.4%	99,292	9.7%	99,650	9.9%	96,756	10.3%	318,359	9.6%	265,560	10.1%
Total	$1,186,908	100.0%	$1,102,144	100.0%	$1,026,696	100.0%	$1,002,897	100.0%	$938,670	100.0%	$3,315,748	100.0%	$2,623,571	100.0%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Gross premiums written	$1,639,061	$1,793,398	$1,718,942	$1,013,090	$1,251,760	$5,151,401	$4,080,840
Premiums ceded	(560,225)	(630,764)	(579,818)	(303,949)	(630,371)	(1,770,807)	(1,535,607)
Net premiums written	1,078,836	1,162,634	1,139,124	709,141	621,389	3,380,594	2,545,233
Change in unearned premiums	(77,062)	(234,635)	(334,724)	70,676	57,313	(646,421)	(484,607)
Net premiums earned	1,001,774	927,999	804,400	779,817	678,702	2,734,173	2,060,626
Other underwriting income (loss)	452	4,526	836	521	3,293	5,814	3,148
Losses and loss adjustment expenses	(927,911)	(537,578)	(454,700)	(430,180)	(545,846)	(1,920,189)	(1,494,539)
Acquisition expenses	(208,425)	(189,494)	(171,996)	(155,694)	(129,450)	(569,915)	(381,060)
Other operating expenses	(62,777)	(66,053)	(69,776)	(61,954)	(45,647)	(198,606)	(150,856)
Underwriting income (loss)	$(196,887)	$139,400	$108,764	$132,510	$(38,948)	$51,277	$37,319

Underwriting Ratios
Loss ratio	92.6%	57.9%	56.5%	55.2%	80.4%	70.2%	72.5%
Acquisition expense ratio	20.8%	20.4%	21.4%	20.0%	19.1%	20.8%	18.5%
Other operating expense ratio	6.3%	7.1%	8.7%	7.9%	6.7%	7.3%	7.3%
Combined ratio	119.7%	85.4%	86.6%	83.1%	106.2%	98.3%	98.3%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	39.1%	7.1%	6.7%	6.7%	32.6%	18.7%	18.7%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(4.9)%	(4.5)%	(2.8)%	(6.4)%	(9.6)%	(4.2)%	(5.3)%
Combined ratio excluding catastrophic activity and prior year development (1)	85.5%	82.8%	82.7%	82.8%	83.2%	83.8%	84.9%

Net premiums written to gross premiums written	65.8%	64.8%	66.3%	70.0%	49.6%	65.6%	62.4%

(1)See ‘Comments on Regulation G’ for further discussion.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Nine Months Ended
	September 30,		June 30,		March 31,		December 31,		September 30,		September 30,		September 30,
	2022		2022		2022		2021		2021		2022		2021
Net premiums written
Other Specialty	$381,004	35.3%	$434,710	37.4%	$363,834	31.9%	$207,812	29.3%	$167,006	26.9%	$1,179,548	34.9%	$747,662	29.4%
Property excluding property catastrophe	341,809	31.7%	299,042	25.7%	295,419	25.9%	225,127	31.7%	237,025	38.1%	936,270	27.7%	778,959	30.6%
Casualty	230,308	21.3%	212,724	18.3%	266,455	23.4%	176,952	25.0%	187,066	30.1%	709,487	21.0%	631,212	24.8%
Property catastrophe	77,606	7.2%	154,451	13.3%	128,971	11.3%	35,536	5.0%	(7,125)	(1.1)%	361,028	10.7%	197,724	7.8%
Marine and aviation	28,633	2.7%	35,129	3.0%	51,817	4.5%	40,708	5.7%	19,159	3.1%	115,579	3.4%	131,045	5.1%
Other	19,476	1.8%	26,578	2.3%	32,628	2.9%	23,006	3.2%	18,258	2.9%	78,682	2.3%	58,631	2.3%
Total	$1,078,836	100.0%	$1,162,634	100.0%	$1,139,124	100.0%	$709,141	100.0%	$621,389	100.0%	$3,380,594	100.0%	$2,545,233	100.0%

Underwriting location
Bermuda	$520,594	48.3%	$589,169	50.7%	$541,312	47.5%	$340,108	48.0%	$221,336	35.6%	$1,651,075	48.8%	$1,217,186	47.8%
United States	312,179	28.9%	286,925	24.7%	270,667	23.8%	201,079	28.4%	207,815	33.4%	869,771	25.7%	627,425	24.7%
Europe and other	246,063	22.8%	286,540	24.6%	327,145	28.7%	167,954	23.7%	192,238	30.9%	859,748	25.4%	700,622	27.5%
Total	$1,078,836	100.0%	$1,162,634	100.0%	$1,139,124	100.0%	$709,141	100.0%	$621,389	100.0%	$3,380,594	100.0%	$2,545,233	100.0%

Net premiums earned
Other Specialty	$330,142	33.0%	$284,321	30.6%	$231,618	28.8%	$247,437	31.7%	$195,649	28.8%	$846,081	30.9%	$571,364	27.7%
Property excluding property catastrophe	282,488	28.2%	266,545	28.7%	232,529	28.9%	235,731	30.2%	210,280	31.0%	781,562	28.6%	600,842	29.2%
Casualty	221,636	22.1%	214,714	23.1%	197,858	24.6%	174,180	22.3%	159,697	23.5%	634,208	23.2%	492,574	23.9%
Property catastrophe	117,820	11.8%	94,679	10.2%	77,076	9.6%	55,453	7.1%	61,107	9.0%	289,575	10.6%	225,285	10.9%
Marine and aviation	25,182	2.5%	41,768	4.5%	42,192	5.2%	40,256	5.2%	29,818	4.4%	109,142	4.0%	112,699	5.5%
Other	24,506	2.4%	25,972	2.8%	23,127	2.9%	26,760	3.4%	22,151	3.3%	73,605	2.7%	57,862	2.8%
Total	$1,001,774	100.0%	$927,999	100.0%	$804,400	100.0%	$779,817	100.0%	$678,702	100.0%	$2,734,173	100.0%	$2,060,626	100.0%

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Gross premiums written	$362,409	$371,896	$364,839	$364,134	$360,934	$1,099,144	$1,143,691
Premiums ceded	(86,230)	(78,148)	(76,719)	(74,834)	(60,207)	(241,097)	(171,923)
Net premiums written	276,179	293,748	288,120	289,300	300,727	858,047	971,768
Change in unearned premiums	5,889	1,884	1,417	11,616	11,238	9,190	10,735
Net premiums earned	282,068	295,632	289,537	300,916	311,965	867,237	982,503
Other underwriting income (1)	2,625	(1,556)	5,061	2,639	3,981	6,130	15,026
Losses and loss adjustment expenses	67,878	64,681	54,604	28,435	(11,543)	187,163	(85,112)
Acquisition expenses	(6,693)	(10,137)	(10,513)	(13,121)	(24,098)	(27,343)	(84,297)
Other operating expenses	(46,471)	(50,251)	(53,342)	(50,313)	(46,254)	(150,064)	(143,697)
Underwriting income	$299,407	$298,369	$285,347	$268,556	$234,051	$883,123	$684,423

Underwriting Ratios
Loss ratio	(24.1)%	(21.9)%	(18.9)%	(9.4)%	3.7%	(21.6)%	8.7%
Acquisition expense ratio	2.4%	3.4%	3.6%	4.4%	7.7%	3.2%	8.6%
Other operating expense ratio	16.5%	17.0%	18.4%	16.7%	14.8%	17.3%	14.6%
Combined ratio	(5.2)%	(1.5)%	3.1%	11.7%	26.2%	(1.1)%	31.9%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(45.1)%	(40.7)%	(36.5)%	(24.2)%	(15.5)%	(40.7)%	(10.6)%
Combined ratio excluding prior year development (2)	39.9%	39.2%	39.6%	35.9%	41.7%	39.6%	42.5%

Net premiums written to gross premiums written	76.2%	79.0%	79.0%	79.4%	83.3%	78.1%	85.0%

Net premiums written by underwriting location
United States	$188,290	$201,166	$201,150	$210,988	$221,315	$590,606	$703,489
Other	87,889	92,582	86,970	78,312	79,412	267,441	268,279
Total	$276,179	$293,748	$288,120	$289,300	$300,727	$858,047	$971,768
United States %	68.2%	68.5%	69.8%	72.9%	73.6%	68.8%	72.4%
Other %	31.8%	31.5%	30.2%	27.1%	26.4%	31.2%	27.6%

(1)     Primarily related to income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.
(2)    See ‘Comments on Regulation G’ for further discussion.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$294,857	58.8%	$291,952	59.8%	$283,484	59.7%	$280,945	61.0%	$280,379	61.3%
U.S. credit risk transfer (CRT) and other (2)	143,897	28.7%	129,203	26.5%	122,189	25.8%	110,018	23.9%	108,203	23.6%
International mortgage insurance/reinsurance (3)	63,068	12.6%	67,082	13.7%	68,800	14.5%	69,655	15.1%	69,127	15.1%
Total	$501,822	100.0%	$488,237	100.0%	$474,473	100.0%	$460,618	100.0%	$457,709	100.0%
Risk In Force (RIF) (4)
U.S. primary mortgage insurance	$75,343	85.1%	$74,258	85.0%	$71,699	84.3%	$70,619	84.3%	$70,320	84.8%
U.S. credit risk transfer and other (2)	6,473	7.3%	6,037	6.9%	5,670	6.7%	5,120	6.1%	4,817	5.8%
International mortgage insurance/reinsurance (3)	6,727	7.6%	7,103	8.1%	7,709	9.1%	7,983	9.5%	7,803	9.4%
Total	$88,543	100.0%	$87,398	100.0%	$85,078	100.0%	$83,722	100.0%	$82,940	100.0%
Supplemental disclosures for U.S. primary mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$46,538	61.8%	$45,612	61.4%	$43,509	60.7%	$42,451	60.1%	$41,927	59.6%
680-739	24,671	32.7%	24,409	32.9%	23,827	33.2%	23,646	33.5%	23,732	33.7%
620-679	3,850	5.1%	3,942	5.3%	4,052	5.7%	4,196	5.9%	4,323	6.1%
<620	284	0.4%	295	0.4%	311	0.4%	326	0.5%	338	0.5%
Total	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%
Weighted average FICO score	748		747		747		746		745
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,334	9.7%	$7,400	10.0%	$7,421	10.4%	$7,538	10.7%	$7,708	11.0%
90.01% to 95.00%	43,049	57.1%	41,951	56.5%	39,882	55.6%	38,829	55.0%	38,378	54.6%
85.01% to 90.00%	20,876	27.7%	20,718	27.9%	20,183	28.1%	20,006	28.3%	19,980	28.4%
85.00% and below	4,084	5.4%	4,189	5.6%	4,213	5.9%	4,246	6.0%	4,254	6.0%
Total	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%
Weighted average LTV	92.9%		92.8%		92.8%		92.8%		92.8%
Total RIF by State:
California	$6,219	8.3%	$6,077	8.2%	$5,781	8.1%	$5,559	7.9%	$5,451	7.8%
Texas	6,080	8.1%	5,971	8.0%	5,733	8.0%	5,594	7.9%	5,590	7.9%
Florida	3,275	4.3%	3,301	4.4%	3,272	4.6%	3,303	4.7%	3,344	4.8%
Georgia	3,150	4.2%	3,109	4.2%	2,978	4.2%	2,902	4.1%	2,908	4.1%
North Carolina	3,139	4.2%	3,075	4.1%	2,964	4.1%	2,921	4.1%	2,921	4.2%
Illinois	3,087	4.1%	3,054	4.1%	2,955	4.1%	2,933	4.2%	2,920	4.2%
Minnesota	2,996	4.0%	2,980	4.0%	2,913	4.1%	2,916	4.1%	2,936	4.2%
Massachusetts	2,771	3.7%	2,684	3.6%	2,566	3.6%	2,537	3.6%	2,519	3.6%
Virginia	2,647	3.5%	2,634	3.5%	2,504	3.5%	2,446	3.5%	2,412	3.4%
Michigan	2,587	3.4%	2,558	3.4%	2,509	3.5%	2,492	3.5%	2,500	3.6%
Other	39,392	52.3%	38,815	52.3%	37,524	52.3%	37,016	52.4%	36,819	52.4%
Total	$75,343	100.0%	$74,258	100.0%	$71,699	100.0%	$70,619	100.0%	$70,320	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.6%		25.4%		25.3%		25.1%		25.1%
U.S. mortgage insurance total RIF, net of reinsurance (5)	$56,890		$56,529		$54,792		$54,574		$54,847
Analysts’ persistency (6)	75.4%		71.3%		66.9%		62.4%		57.7%
Risk-to-capital ratio -- Arch MI U.S. (7)	7.6:1		7.8:1		7.8:1		8.0:1		8.6:1
PMIER sufficiency ratio -- Arch MI U.S. (8)	237%		219%		205%		197%		195%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance.	(5) Total RIF for the U.S. mortgage insurance operations (see note 4) after external reinsurance.
(2) Includes all CRT transactions, which are predominantly with GSEs, and other U.S. reinsurance transactions.	(6) Represents the % of IIF at the beginning of a 12-mo. period that remained in force at the end of the period.
(3) International mortgage insurance and reinsurance with risk primarily located in Australia and to lesser extent Europe and Asia.	(7) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for September 30, 2022).
(4) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions
(8) Calculated as available assets divided by required assets as defined within PMIERs (estimate for September 30, 2022). There was approximately $2.18 billion of excess available assets at September 30, 2022.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021
Supplemental disclosures for U.S. primary mortgage insurance:
Total new insurance written (NIW) (1)	$17,425		$23,499		$20,015		$22,544		$27,841

Total NIW by credit quality (FICO score):
>=740	$11,615	66.7%	$16,121	68.6%	$13,152	65.7%	$14,349	63.6%	$17,514	62.9%
680-739	5,322	30.5%	6,800	28.9%	6,254	31.2%	7,238	32.1%	9,012	32.4%
620-679	485	2.8%	576	2.5%	606	3.0%	957	4.2%	1,315	4.7%
<620	3	—%	2	—%	3	—%	—	—%	—	—%
Total	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%

Total NIW by LTV:
95.01% and above	$973	5.6%	$1,195	5.1%	$1,096	5.5%	$1,475	6.5%	$1,554	5.6%
90.01% to 95.00%	9,916	56.9%	13,290	56.6%	10,778	53.8%	11,382	50.5%	14,240	51.1%
85.01% to 90.00%	4,839	27.8%	6,591	28.0%	5,733	28.6%	6,677	29.6%	8,394	30.1%
85.00% and below	1,697	9.7%	2,423	10.3%	2,408	12.0%	3,010	13.4%	3,653	13.1%
Total	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%

Total NIW monthly vs. single:
Monthly	$16,911	97.1%	$22,872	97.3%	$19,201	95.9%	$21,623	95.9%	$26,515	95.2%
Single	514	2.9%	627	2.7%	814	4.1%	921	4.1%	1,326	4.8%
Total	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%

Total NIW purchase vs. refinance:
Purchase	$17,159	98.5%	$23,059	98.1%	$19,157	95.7%	$21,174	93.9%	$25,711	92.3%
Refinance	266	1.5%	440	1.9%	858	4.3%	1,370	6.1%	2,130	7.7%
Total	$17,425	100.0%	$23,499	100.0%	$20,015	100.0%	$22,544	100.0%	$27,841	100.0%

Ending number of policies in force (PIF) (2)	1,168,735		1,168,147		1,159,020		1,171,835		1,188,768

Rollforward of insured loans in default:
Beginning delinquent number of loans	20,692		24,270		27,645		31,770		37,319
Plus: new notices	9,515		7,978		8,835		9,071		8,068
Less: cures	(9,832)		(11,363)		(12,030)		(13,038)		(13,410)
Less: paid claims	(161)		(193)		(180)		(158)		(207)
Ending delinquent number of loans (2)	20,214		20,692		24,270		27,645		31,770

Ending percentage of loans in default (2)	1.73%		1.77%		2.09%		2.36%		2.67%

Losses:
Number of claims paid	161		193		180		158		207
Total paid claims (in thousands)	$5,223		$5,626		$6,016		$8,131		$7,551
Average per claim (in thousands)	$32.4		$29.2		$33.4		$51.5		$36.5
Severity (3)	72.3%		72.3%		78.1%		83.0%		78.7%

Average case reserve per default (in thousands)	$27.7		$30.3		$28.4		$26.7		$23.5
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
Supplemental disclosures for U.S. primary mortgage insurance:

(U.S. Dollars in millions)	September 30, 2022						December 31, 2021
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2012 and prior	34.9%	$10,362	3.5%	$2,509	3.3%	8.22%	27.9%	$13,030	4.6%	$2,960	4.2%	8.48%
2013	2.4%	3,196	1.1%	855	1.1%	2.12%	2.6%	4,206	1.5%	1,148	1.6%	2.63%
2014	1.9%	3,903	1.3%	1,071	1.4%	2.61%	1.9%	4,822	1.7%	1,328	1.9%	3.14%
2015	2.6%	6,607	2.2%	1,780	2.4%	2.11%	3.0%	8,703	3.1%	2,340	3.3%	2.67%
2016	6.3%	11,021	3.7%	2,953	3.9%	2.47%	7.6%	14,344	5.1%	3,841	5.4%	3.29%
2017	9.8%	10,017	3.4%	2,654	3.5%	3.27%	10.9%	13,128	4.7%	3,436	4.9%	4.09%
2018	12.8%	10,744	3.6%	2,742	3.6%	3.95%	15.2%	14,046	5.0%	3,562	5.0%	5.28%
2019	11.2%	19,961	6.8%	5,038	6.7%	2.24%	15.2%	25,841	9.2%	6,467	9.2%	3.13%
2020	11.3%	68,974	23.4%	17,294	23.0%	0.87%	12.5%	82,502	29.4%	20,341	28.8%	0.97%
2021	6.4%	91,486	31.0%	23,152	30.7%	0.66%	3.2%	100,323	35.7%	25,196	35.7%	0.29%
2022	0.5%	58,586	19.9%	15,295	20.3%	0.17%
Total	100.0%	$294,857	100.0%	$75,343	100.0%	1.73%	100.0%	$280,945	100.0%	$70,619	100.0%	2.36%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $545.6 million at September 30, 2022, compared to $710.7 million at December 31, 2021.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information - Consolidated Excluding the 'Other' Segment (Sub-Total (Core))

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Gross premiums written	$3,860,683	$3,869,727	$3,800,775	$2,861,575	$3,207,415	$11,531,185	$9,602,213
Premiums ceded	(1,136,909)	(1,185,088)	(1,166,635)	(827,148)	(1,131,486)	(3,488,632)	(2,973,005)
Net premiums written	2,723,774	2,684,639	2,634,140	2,034,427	2,075,929	8,042,553	6,629,208
Change in unearned premiums	(253,024)	(358,864)	(513,507)	49,203	(146,592)	(1,125,395)	(962,508)
Net premiums earned	2,470,750	2,325,775	2,120,633	2,083,630	1,929,337	6,917,158	5,666,700
Other underwriting income (loss)	3,077	2,970	5,897	3,160	7,274	11,944	18,174
Losses and loss adjustment expenses	(1,682,696)	(1,102,656)	(1,000,835)	(995,853)	(1,226,019)	(3,786,187)	(3,329,908)
Acquisition expenses	(447,587)	(413,319)	(378,159)	(357,539)	(306,015)	(1,239,065)	(882,898)
Other operating expenses	(274,747)	(277,392)	(289,943)	(261,787)	(230,832)	(842,082)	(703,939)
Underwriting income (loss)	$68,797	$535,378	$457,593	$471,611	$173,745	$1,061,768	$768,129

Underwriting Ratios
Loss ratio	68.1%	47.4%	47.2%	47.8%	63.5%	54.7%	58.8%
Acquisition expense ratio	18.1%	17.8%	17.8%	17.2%	15.9%	17.9%	15.6%
Other operating expense ratio	11.1%	11.9%	13.7%	12.6%	12.0%	12.2%	12.4%
Combined ratio	97.3%	77.1%	78.7%	77.6%	91.4%	84.8%	86.8%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	22.3%	3.5%	4.0%	3.5%	17.4%	10.4%	10.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments	(7.2)%	(7.2)%	(6.1)%	(6.0)%	(6.1)%	(6.9)%	(4.0)%
Combined ratio excluding catastrophic activity and prior year development (1)	82.2%	80.8%	80.8%	80.1%	80.1%	81.3%	80.7%

Components of losses and loss adjustment expenses incurred (1)
Paid losses and loss adjustment expenses	$765,542	$745,134	$727,011	$783,806	$626,291	$2,237,687	$1,882,967
Change in unpaid losses and loss adjustment expenses	917,154	357,522	273,824	212,047	599,728	1,548,500	1,446,941
Total losses and loss adjustment expenses	$1,682,696	$1,102,656	$1,000,835	$995,853	$1,226,019	$3,786,187	$3,329,908

Net premiums written to gross premiums written	70.6%	69.4%	69.3%	71.1%	64.7%	69.7%	69.0%

(1)See ‘Comments on Regulation G’ for further discussion.

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments (1)
Net impact on underwriting results:
Insurance	$(1,171)	$(4,469)	$(1,406)	$(2,990)	$(4,439)	$(7,046)	$(12,553)
Reinsurance	(49,516)	(41,907)	(22,383)	(49,762)	(65,439)	(113,806)	(108,513)
Mortgage	(127,290)	(120,201)	(105,619)	(72,865)	(48,416)	(353,110)	(103,791)
Total	$(177,977)	$(166,577)	$(129,408)	$(125,617)	$(118,294)	$(473,962)	$(224,857)
Impact on losses and loss adjustment expenses:
Insurance	$(5,411)	$(6,711)	$(7,271)	$(3,115)	$(5,066)	$(19,393)	$(13,121)
Reinsurance	(49,194)	(46,422)	(32,473)	(59,219)	(72,319)	(128,089)	(119,604)
Mortgage	(126,218)	(118,093)	(102,068)	(70,419)	(45,124)	(346,379)	(99,139)
Total	$(180,823)	$(171,226)	$(141,812)	$(132,753)	$(122,509)	$(493,861)	$(231,864)
Impact on acquisition expenses:
Insurance	$4,240	$2,242	$5,865	$125	$627	$12,347	$568
Reinsurance	(322)	4,515	10,090	9,457	6,880	14,283	11,091
Mortgage	(1,072)	(2,108)	(3,551)	(2,446)	(3,292)	(6,731)	(4,652)
Total	$2,846	$4,649	$12,404	$7,136	$4,215	$19,899	$7,007
Impact on combined ratio:
Insurance	(0.1)%	(0.4)%	(0.1)%	(0.3)%	(0.5)%	(0.2)%	(0.5)%
Reinsurance	(4.9)%	(4.5)%	(2.8)%	(6.4)%	(9.6)%	(4.2)%	(5.3)%
Mortgage	(45.1)%	(40.7)%	(36.5)%	(24.2)%	(15.5)%	(40.7)%	(10.6)%
Total	(7.2)%	(7.2)%	(6.1)%	(6.0)%	(6.1)%	(6.9)%	(4.0)%
Impact on loss ratio:
Insurance	(0.5)%	(0.6)%	(0.7)%	(0.3)%	(0.5)%	(0.6)%	(0.5)%
Reinsurance	(4.9)%	(5.0)%	(4.0)%	(7.6)%	(10.7)%	(4.7)%	(5.8)%
Mortgage	(44.7)%	(39.9)%	(35.3)%	(23.4)%	(14.5)%	(39.9)%	(10.1)%
Total	(7.3)%	(7.4)%	(6.7)%	(6.4)%	(6.3)%	(7.1)%	(4.1)%
Impact on acquisition expense ratio:
Insurance	0.4%	0.2%	0.6%	0.0%	0.0%	0.4%	0.0%
Reinsurance	0.0%	0.5%	1.2%	1.2%	1.1%	0.5%	0.5%
Mortgage	(0.4)%	(0.8)%	(1.2)%	(0.8)%	(1.0)%	(0.8)%	(0.5)%
Total	0.1%	0.2%	0.6%	0.4%	0.2%	0.2%	0.1%
Estimated net losses incurred from current accident year catastrophic events (2)
Insurance	$158,973	$16,360	$31,855	$20,312	$114,433	$207,188	$184,308
Reinsurance	391,843	66,021	53,977	51,966	221,431	511,841	386,277
Total	$550,816	$82,381	$85,832	$72,278	$335,864	$719,029	$570,585
Impact on combined ratio:
Insurance	13.4%	1.5%	3.1%	2.0%	12.2%	6.2%	7.0%
Reinsurance	39.1%	7.1%	6.7%	6.7%	32.6%	18.7%	18.7%
Total	22.3%	3.5%	4.0%	3.5%	17.4%	10.4%	10.1%
(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance segment are for named catastrophic events only, while amounts shown for the reinsurance segment include (i) named events with over $5 million of losses incurred by its Bermuda and Europe operations and (ii) all catastrophe losses incurred by its U.S. operations. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2021		2021
Investable assets:
Fixed maturities available for sale, at fair value	$18,120,727	67.9%	$17,585,029	66.6%	$17,648,853	66.0%	$17,998,109	65.6%	$16,768,363	61.5%
Fixed maturities—fair value option (1)	530,303	2.0%	525,451	2.0%	426,187	1.6%	416,698	1.5%	414,007	1.5%
Total fixed maturities	18,651,030	69.9%	18,110,480	68.6%	18,075,040	67.6%	18,414,807	67.1%	17,182,370	63.0%

Equity securities, at fair value	809,869	3.0%	772,689	2.9%	1,002,572	3.7%	1,804,170	6.6%	1,790,640	6.6%
Equity securities—fair value option (1)	13,905	0.1%	14,489	0.1%	21,300	0.1%	26,493	0.1%	24,523	0.1%
Total equity securities	823,774	3.1%	787,178	3.0%	1,023,872	3.8%	1,830,663	6.7%	1,815,163	6.7%

Other investments—fair value option (1)	1,005,929	3.8%	1,054,771	4.0%	1,226,808	4.6%	1,432,553	5.2%	1,489,759	5.5%

Investments accounted for using the equity method (2)	3,565,946	13.4%	3,496,341	13.2%	3,325,543	12.4%	3,077,611	11.2%	2,741,293	10.0%

Short-term investments available for sale, at fair value	1,940,857	7.3%	2,227,874	8.4%	2,332,624	8.7%	1,734,716	6.3%	3,069,965	11.3%
Short-term investments—fair value option (1)	28,614	0.1%	39,657	0.2%	12,371	0.0%	97,806	0.4%	115,681	0.4%
Total short-term investments	1,969,471	7.4%	2,267,531	8.6%	2,344,995	8.8%	1,832,522	6.7%	3,185,646	11.7%

Cash	813,583	3.0%	813,548	3.1%	812,917	3.0%	858,668	3.1%	1,137,721	4.2%

Securities transactions entered into but not settled at the balance sheet date	(147,727)	(0.6)%	(134,777)	(0.5)%	(59,819)	(0.2)%	(4,671)	0.0%	(273,512)	(1.0)%
Total investable assets held by the Company	$26,682,006	100.0%	$26,395,072	100.0%	$26,749,356	100.0%	$27,442,153	100.0%	$27,278,440	100.0%

Average effective duration (in years)	2.84		2.94		2.93		2.70		2.68
Average S&P/Moody’s credit ratings (3)	AA/Aa2		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return (1):

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Composition of net investment income (1):
Fixed maturities	$123,568	$105,342	$82,053	$74,846	$75,964	$310,963	$232,690
Equity securities (dividends)	4,261	6,121	6,238	18,295	9,867	16,620	23,799
Short-term investments	9,304	4,120	2,575	3,325	1,858	15,999	3,474
Other (2)	8,644	7,984	12,076	12,712	19,114	28,704	55,699
Gross investment income	145,777	123,567	102,942	109,178	106,803	372,286	315,662
Investment expenses	(17,137)	(17,175)	(22,506)	(18,724)	(18,608)	(56,818)	(59,308)
Net investment income	$128,640	$106,392	$80,436	$90,454	$88,195	$315,468	$256,354
Per share	$0.34	$0.28	$0.21	$0.23	$0.22	$0.83	$0.63

Equity in net income (loss) of investment funds accounted for using the equity method	(18,861)	58,061	36,305	67,132	105,398	75,505	299,270
Per share	$(0.05)	$0.15	$0.09	$0.17	$0.26	$0.20	$0.74

Investment income yield, at amortized cost (1) (3):
Pre-tax	2.06%	1.76%	1.34%	1.46%	1.41%	1.72%	1.40%
After-tax	1.77%	1.49%	1.13%	1.27%	1.24%	1.46%	1.23%

Total return on investments (1) (4)	(3.01)%	(3.02)%	(3.07)%	0.39%	0.01%	(8.83)%	1.50%

(1)Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(3)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(4)Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Regulation G’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At September 30, 2022
Corporates	$7,620,446	$51,777	$(895,365)	$(843,588)	$(35,657)	$8,499,691	89.7%	40.9%
U.S. government and government agencies	5,126,407	36,074	(400,784)	(364,710)	—	5,491,117	93.4%	27.5%
Municipal bonds	407,724	5,437	(37,692)	(32,255)	(99)	440,078	92.6%	2.2%
Non-U.S. government securities	2,077,202	9,315	(287,583)	(278,268)	(1,720)	2,357,190	88.1%	11.1%
Asset-backed securities	1,591,642	1,076	(105,037)	(103,961)	(6,936)	1,702,539	93.5%	8.5%
Commercial mortgage-backed securities	1,064,238	3,079	(50,010)	(46,931)	(1,583)	1,112,752	95.6%	5.7%
Residential mortgage-backed securities	763,371	7,561	(84,183)	(76,622)	2	839,991	90.9%	4.1%
Total	$18,651,030	$114,319	$(1,860,654)	$(1,746,335)	$(45,993)	$20,443,358	91.2%	100.0%

At December 31, 2021
Corporates	$6,941,879	$104,170	$(69,194)	$34,976	$(2,037)	$6,908,940	100.5%	37.7%
U.S. government and government agencies	4,772,764	10,076	(45,967)	(35,891)	—	4,808,655	99.3%	25.9%
Municipal bonds	404,666	18,724	(1,409)	17,315	(2)	387,353	104.5%	2.2%
Non-U.S. government securities	2,144,079	54,048	(34,749)	19,299	(82)	2,124,862	100.9%	11.6%
Asset-backed securities	2,696,458	6,540	(11,108)	(4,568)	(708)	2,701,734	99.8%	14.6%
Commercial mortgage-backed securities	1,046,484	1,740	(3,117)	(1,377)	(6)	1,047,867	99.9%	5.7%
Residential mortgage-backed securities	408,477	2,825	(5,410)	(2,585)	(48)	411,110	99.4%	2.2%
Total	$18,414,807	$198,123	$(170,954)	$27,169	$(2,883)	$18,390,521	100.1%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2021		2021
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$5,746,853	30.8%	$4,892,483	27.0%	$4,981,102	27.6%	$5,063,191	27.5%	$4,830,467	28.1%
AAA	3,344,746	17.9%	3,352,551	18.5%	3,171,975	17.5%	3,783,386	20.5%	3,257,679	19.0%
AA	2,030,730	10.9%	2,064,313	11.4%	2,222,236	12.3%	2,459,413	13.4%	2,217,452	12.9%
A	3,382,545	18.1%	3,464,240	19.1%	3,227,560	17.9%	2,943,594	16.0%	2,773,104	16.1%
BBB	3,001,304	16.1%	3,114,961	17.2%	3,181,195	17.6%	2,936,398	15.9%	2,807,788	16.3%
BB	532,162	2.9%	551,876	3.0%	564,762	3.1%	501,588	2.7%	522,357	3.0%
B	357,543	1.9%	367,275	2.0%	364,181	2.0%	371,747	2.0%	348,036	2.0%
Lower than B	12,417	0.1%	4,742	—%	7,057	—%	43,756	0.2%	43,751	0.3%
Not rated	242,730	1.3%	298,039	1.6%	354,972	2.0%	311,734	1.7%	381,736	2.2%
Total fixed maturities, at fair value	$18,651,030	100.0%	$18,110,480	100.0%	$18,075,040	100.0%	$18,414,807	100.0%	$17,182,370	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$602,340	3.2%	$434,779	2.4%	$323,999	1.8%	$318,572	1.7%	$430,048	2.5%
Due after one year through five years	10,285,415	55.1%	9,661,066	53.3%	9,756,481	54.0%	8,536,801	46.4%	8,035,751	46.8%
Due after five years through ten years	4,031,643	21.6%	4,261,397	23.5%	4,296,537	23.8%	4,807,858	26.1%	4,601,049	26.8%
Due after 10 years	312,381	1.7%	422,104	2.3%	535,301	3.0%	600,157	3.3%	437,895	2.5%
	15,231,779	81.7%	14,779,346	81.6%	14,912,318	82.5%	14,263,388	77.5%	13,504,743	78.6%
Residential mortgage-backed securities	763,371	4.1%	698,168	3.9%	416,138	2.3%	408,477	2.2%	405,797	2.4%
Commercial mortgage-backed securities	1,064,238	5.7%	1,023,088	5.6%	1,066,365	5.9%	1,046,484	5.7%	579,424	3.4%
Asset-backed securities	1,591,642	8.5%	1,609,878	8.9%	1,680,219	9.3%	2,696,458	14.6%	2,692,406	15.7%
Total fixed maturities, at fair value	$18,651,030	100.0%	$18,110,480	100.0%	$18,075,040	100.0%	$18,414,807	100.0%	$17,182,370	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in thousands)	September 30,		June 30,		March 31,		December 31,		September 30,
	2022		2022		2022		2021		2021
Sector:
Industrials	$2,926,134	38.4%	$2,928,443	37.5%	$2,990,553	39.1%	$3,082,440	44.4%	$3,227,049	47.6%
Financials	4,094,264	53.7%	4,191,142	53.7%	4,054,531	53.0%	3,397,199	48.9%	3,132,330	46.2%
Utilities	483,490	6.3%	559,150	7.2%	460,793	6.0%	363,468	5.2%	381,737	5.6%
Covered bonds	3,848	0.1%	1,720	0.0%	1,870	0.0%	4,511	0.1%	2,661	0.0%
All other (1)	112,710	1.5%	130,807	1.7%	145,934	1.9%	94,261	1.4%	34,166	0.5%
Total	$7,620,446	100.0%	$7,811,262	100.0%	$7,653,681	100.0%	$6,941,879	100.0%	$6,777,943	100.0%

Credit quality distribution (2):
AAA	$162,906	2.1%	$160,327	2.1%	$144,047	1.9%	$122,008	1.8%	$114,395	1.7%
AA	823,931	10.8%	784,206	10.0%	835,869	10.9%	1,006,360	14.5%	946,277	14.0%
A	2,945,719	38.7%	2,973,180	38.1%	2,691,615	35.2%	2,414,764	34.8%	2,293,741	33.8%
BBB	2,834,413	37.2%	2,931,983	37.5%	2,968,760	38.8%	2,453,904	35.3%	2,530,014	37.3%
BB	516,986	6.8%	522,904	6.7%	550,960	7.2%	463,072	6.7%	477,833	7.0%
B	351,360	4.6%	353,134	4.5%	360,902	4.7%	355,993	5.1%	329,581	4.9%
Lower than B	11,390	0.1%	4,260	0.1%	6,210	0.1%	30,878	0.4%	30,365	0.4%
Not rated	(26,259)	(0.3)%	81,268	1.0%	95,318	1.2%	94,900	1.4%	55,737	0.8%
Total	$7,620,446	100.0%	$7,811,262	100.0%	$7,653,681	100.0%	$6,941,879	100.0%	$6,777,943	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at September 30, 2022:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Bank of America Corporation	$430,809	5.7%	1.6%	A-/A2
JPMorgan Chase & Co.	297,868	3.9%	1.1%	A-/A1
Morgan Stanley	268,742	3.5%	1.0%	A-/A1
Citigroup Inc.	260,312	3.4%	1.0%	BBB+/A3
The Goldman Sachs Group, Inc.	243,516	3.2%	0.9%	BBB+/A2
Wells Fargo & Company	237,947	3.1%	0.9%	BBB+/A1
Blackstone Inc.	165,585	2.2%	0.6%	BBB/Baa3
Blue Owl Capital Inc.	157,904	2.1%	0.6%	BBB-/Baa3
UBS Group AG	125,810	1.7%	0.5%	A/Aa3
Dai-ichi Life Holdings, Inc.	106,357	1.4%	0.4%	AA-/A1
Total	$2,294,850	30.1%	8.6%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in thousands)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At September 30, 2022
Residential mortgage-backed securities	$602,423	$113,613	$29,575	$—	$—	$17,760	$763,371
Commercial mortgage-backed securities	18,022	693,681	154,401	22,601	86,644	88,889	1,064,238
Asset-backed securities	—	904,469	150,542	310,567	45,094	180,970	1,591,642
Total	$620,445	$1,711,763	$334,518	$333,168	$131,738	$287,619	$3,419,251

At December 31, 2021
Residential mortgage-backed securities	$268,229	$86,344	$40,502	$2,444	$6	$10,952	$408,477
Commercial mortgage-backed securities	22,198	710,692	141,065	6,990	67,555	97,984	1,046,484
Asset-backed securities	—	1,548,239	230,922	397,242	367,504	152,551	2,696,458
Total	$290,427	$2,345,275	$412,489	$406,676	$435,065	$261,487	$4,151,419

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares, net of income taxes, and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance. The loss on redemption of preferred shares related to the redemption of the Company's Series E preferred shares in September 2021 had no impact on shareholders' equity or cash flows. Due to these reasons, the Company excludes net realized gains or losses, equity in net income or loss of investment funds accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other and loss on redemption of preferred shares from the calculation of after-tax operating income or loss available to Arch common shareholders.
The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
In addition, through June 30, 2021, the Company’s presentation included the use of information prepared on a ‘core’ basis, which excluded amounts related to the ‘other’ segment (i.e., results of Somers). Information provided on a ‘core’ basis represent non-GAAP financial measures as defined in Regulation G. Pursuant to GAAP, Somers was considered a variable interest entity and the Company concluded that it was the primary beneficiary of Somers through June 30, 2021. As such, the Company consolidated the results of Somers in its consolidated financial statements. The Company’s presentation of information on a ‘core’ basis enabled investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzed performance. See ‘Segment Information’ for a further discussion of segment results and a reconciliation of core and consolidated results. In the 2020 fourth quarter, Arch, Somers, and Greysbridge Ltd., a wholly-owned subsidiary of Arch, entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”). Arch assigned its rights under the Merger Agreement to Greysbridge Holdings Ltd. (“Greysbridge”). The merger and the related Greysbridge equity financing closed on July 1, 2021. Effective July 1, 2021, Somers is wholly owned by Greysbridge, and Greysbridge is owned 40% by Arch and 30% by certain funds managed by Kelso & Company and 30% by certain funds managed by Warburg Pincus LLC. Based on the governing documents of Greysbridge, we concluded that, while we retain significant influence over Greysbridge, Greysbridge does not constitute a variable interest entity. Accordingly, effective July 1, 2021, we no longer consolidate the results of Somers in our consolidated financial statements and footnotes.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss on a ‘core’ basis (for periods prior to July 1, 2021). Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not incorporate items included in the Company’s corporate segment. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis and a ‘core’ basis (for periods prior to July 1, 2021), in accordance with Regulation G, is shown on pages 10 to 13.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments.
Total return on investments includes investment income, equity in net income or loss of investment funds accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by Arch’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, excludes amounts reflected in the ‘other’ segment, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results. Each line item reflects the impact of the Company’s ownership of Somers’ outstanding common equity through June 30, 2021:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Net income available to Arch common shareholders	$6,917	$394,160	$185,616	$613,081	$388,751	$586,693	$1,480,324
Net realized (gains) losses	183,674	266,579	292,414	(59,517)	25,040	742,667	(247,949)
Equity in net (income) loss of investment funds accounted for using the equity method	18,861	(58,061)	(36,305)	(67,132)	(105,398)	(75,505)	(299,270)
Net foreign exchange (gains) losses	(90,537)	(87,797)	(3,855)	(3,221)	(36,078)	(182,189)	(39,522)
Transaction costs and other	76	261	397	310	1,036	734	889
Loss on redemption of preferred shares	—	—	—	—	15,101	—	15,101
Income tax expense (benefit) (1)	(13,019)	(8,646)	(16,268)	9,736	6,236	(37,933)	32,100
After-tax operating income available to Arch common shareholders	$105,972	$506,496	$421,999	$493,257	$294,688	$1,034,467	$941,673

Diluted per common share results:
Net income available to Arch common shareholders	$0.02	$1.04	$0.48	$1.58	$0.98	$1.55	$3.66
Net realized (gains) losses	0.48	0.70	0.76	(0.16)	0.05	1.96	(0.61)
Equity in net (income) loss of investment funds accounted for using the equity method	0.05	(0.15)	(0.09)	(0.17)	(0.26)	(0.20)	(0.74)
Net foreign exchange (gains) losses	(0.24)	(0.23)	(0.01)	(0.01)	(0.09)	(0.48)	(0.10)
Transaction costs and other	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Loss on redemption of preferred shares	—	—	—	—	0.04	—	0.04
Income tax expense (benefit) (1)	(0.03)	(0.02)	(0.04)	0.03	0.02	(0.10)	0.08
After-tax operating income available to Arch common shareholders	$0.28	$1.34	$1.10	$1.27	$0.74	$2.73	$2.33

Weighted average common shares and common share equivalents outstanding - diluted	373,727,277	377,952,988	384,194,363	388,869,378	397,903,347	378,373,180	404,260,485

Beginning common shareholders’ equity	$11,587,566	$12,089,589	$12,715,896	$12,557,526	$12,706,072	$12,715,896	$12,325,886
Ending common shareholders’ equity	10,965,110	11,587,566	12,089,589	12,715,896	12,557,526	10,965,110	12,557,526
Average common shareholders’ equity	$11,276,338	$11,838,578	$12,402,743	$12,636,711	$12,631,799	$11,840,503	$12,441,706

Annualized net income return on average common equity	0.2%	13.3%	6.0%	19.4%	12.3%	6.6%	15.9%
Annualized operating return on average common equity	3.8%	17.1%	13.6%	15.6%	9.3%	11.6%	10.1%

(1)Income tax expense on net realized gains or losses (which includes changes in the allowance for credit losses on financial assets and net impairment losses recognized in earnings), equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Arch Operating Income Components (1):
Income (loss) before income taxes and income (loss) from operating affiliates	$(5,149)	$421,628	$184,533	$617,440	$301,433	$601,012	$1,396,476
Net realized (gains) losses	183,673	266,579	292,414	(59,517)	25,040	742,666	(239,690)
Equity in net (income) loss of investment funds accounted for using the equity method	18,861	(58,061)	(36,305)	(67,132)	(105,398)	(75,505)	(299,270)
Net foreign exchange (gains) losses	(90,509)	(87,775)	(3,845)	(3,163)	(36,078)	(182,129)	(39,691)
Transaction costs and other	(1,108)	658	(170)	(171)	(437)	(620)	(1,065)
Income (loss) from operating affiliates	8,507	4,640	24,518	40,641	124,119	37,665	224,052
Pre-tax operating income	114,275	547,669	461,145	528,098	308,679	1,123,089	1,040,812
Arch share of ‘other’ segment operating income (loss) (2)	—	—	—	—	—	—	931
Pre-tax operating income available to Arch (b)	114,275	547,669	461,145	528,098	308,679	1,123,089	1,041,743
Income tax (expense) benefit (a)	1,881	(30,989)	(28,962)	(24,657)	2,099	(58,070)	(61,911)
After-tax operating income available to Arch	116,156	516,680	432,183	503,441	310,778	1,065,019	979,832
Preferred dividends	(10,184)	(10,184)	(10,184)	(10,184)	(16,090)	(30,552)	(38,159)
After-tax operating income available to Arch common shareholders	$105,972	$506,496	$421,999	$493,257	$294,688	$1,034,467	$941,673

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	(1.6)%	5.7%	6.3%	4.7%	(0.7)%	5.2%	5.9%

(1)    Line items are presented on a ‘core’ basis, excluding amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Balances in the ‘other’ segment and a calculation of Arch’s share of the ‘other’ segment operating income (loss) is as follows:

(U.S. Dollars in thousands)	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022	2021
Balances in ‘other’ segment:
Underwriting income (loss)	$—	$—	$—	$—	$—	$—	$(21,945)
Net investment income	—	—	—	—	—	—	42,310
Interest expense	—	—	—	—	—	—	(8,410)
Amortization of intangible assets	—	—	—	—	—	—	(898)
Preferred dividends	—	—	—	—	—	—	(1,953)
Pre-tax operating income (loss) available to common shareholders	—	—	—	—	—	—	9,104
Arch ownership (4)	n/a	n/a	n/a	n/a	—%	n/a	n/a
Arch share of ‘Other’ segment operating income (loss) (3)	$—	$—	$—	$—	$—	$—	$931

(3) Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).
(4) Effective July 1, 2021, Somers is wholly owned by Greysbridge and Greysbridge is owned 40% by the Company, accordingly, the Company no longer consolidates the results of Somers in its consolidated financial statements. See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.

32

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure (1):

(U.S. Dollars in thousands, except share data)	September 30,	June 30,	March 31,	December 31,	September 30,
	2022	2022	2022	2021	2021
Debt:
Arch senior notes, due May 1, 2034 ($300,000 principal, 7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000
Arch-U.S. senior notes, due Nov. 1, 2043 ($500,000 principal, 5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2026 ($500,000 principal, 4.011%) (3)	500,000	500,000	500,000	500,000	500,000
Arch Finance senior notes, due December 15, 2046 ($450,000 principal, 5.031%) (3)	450,000	450,000	450,000	450,000	450,000
Arch senior notes, due June 30, 2050 ($1,000,000 principal, 3.635%)	1,000,000	1,000,000	1,000,000	1,000,000	1,000,000
Deferred debt costs on senior notes	(24,847)	(25,104)	(25,358)	(25,606)	(25,851)
Revolving credit agreement borrowings, due December 17, 2024 (variable)	—	—	—	—	—
Total debt	$2,725,153	$2,724,896	$2,724,642	$2,724,394	$2,724,149

Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330,000	330,000	330,000	330,000	330,000
Series G non-cumulative preferred shares (4.55%)	500,000	500,000	500,000	500,000	500,000
Common shareholders’ equity (a)	10,965,110	11,587,566	12,089,589	12,715,896	12,557,526
Total shareholders’ equity available to Arch	$11,795,110	$12,417,566	$12,919,589	$13,545,896	$13,387,526

Total capital available to Arch	$14,520,263	$15,142,462	$15,644,231	$16,270,290	$16,111,675

Common shares outstanding, net of treasury shares (b)	369,321,990	369,346,815	375,730,891	378,923,894	387,257,752

Book value per common share (4) (a)/(b)	$29.69	$31.37	$32.18	$33.56	$32.43

Leverage ratios:
Senior notes/total capital available to Arch	18.8%	18.0%	17.4%	16.7%	16.9%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	18.8%	18.0%	17.4%	16.7%	16.9%
Preferred/total capital available to Arch	5.7%	5.5%	5.3%	5.1%	5.2%
Debt and preferred/total capital available to Arch	24.5%	23.5%	22.7%	21.8%	22.1%
(1)    Presented on a ‘core’ basis which excludes amounts related to the ‘other’ segment (i.e., results of Somers). See ‘Comments on Regulation G’ for a further discussion of the presentation of ‘core’ results.
(2)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(3)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(4)    Excludes the effects of stock options, restricted and performance stock units outstanding.

The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended					Cumulative
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2022	2022	2022	2021	2021	2022
Effect of share repurchases:
Aggregate cost of shares repurchased	$10,147	$320,688	$254,988	$362,097	$386,882	$5,871,883
Shares repurchased	236,194	7,090,447	5,564,764	8,668,100	9,704,956	433,570,317
Average price per share repurchased	$42.96	$45.23	$45.82	$41.77	$39.86	$13.54

Remaining share repurchase authorization (1)						$596,411
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2022.

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